LORD ABBETT
SECURITIES TRUST
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

The Alpha Series ("we" or the "Series") is a separate series of Lord Abbett Securities Trust (the "Fund"). The Fund currently consists of five series. Only shares of the Alpha Series are being offered by this Prospectus. The Series has three classes called Class A, B, and C shares, which provide investors with different options in purchasing shares of the Series. See "Purchases" for a description of these choices.

We seek long-term capital appreciation. The Series is designed to invest in a diversified portfolio of underlying mutual funds, all of which are members of the Lord Abbett Family of Funds. Currently, the Series invests in three of these underlying mutual funds (the" Underlying Funds"). There can be no assurance that we will achieve our objective.

This Prospectus sets forth concisely the information about the Series and the Fund that a prospective investor should know before investing. Additional information about the Series and the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- The Statement of Additional Information." The date of this Prospectus and of the Statement of Additional Information is March 1, 1998.

PROSPECTUS Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.

Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

CONTENTS       PAGE

        1       Fee Table       2
        2       Investment Objective    3
        3       How We Invest   3
        4       Purchases       7
        5       Shareholder Services    14
        6       Our Management  15
        7       Dividends, Capital Gains
                Distributions and Taxes 16
        8       Redemptions     16
        9       Performance     17

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 FEE TABLE

A summary of expenses of the Alpha Series is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

ALPHA SERIES                            Class A        Class B                       Class C
                                        Shares         Shares                        Shares
Shareholder Transaction Expenses(1)
(as a percentage of offering price)
Maximum Sales Load(2) on Purchases
(See "Purchases")                       5.75%          None                          None

Deferred Sales Load(2) (See "Purchases")None           5% if shares are redeemed     1% if shares
                                                       before 1st anniversary        are redeemed
                                                       of purchase, declining        before 1st anniversary
                                                       to 1% before 6th              of purchase
                                                       anniversary and
                                                       eliminated on and
                                                       after 6th anniversary(3)

Annual Fund Operating Expenses(4)
(as a percentage of average net assets)
Management Fees (after waiver)
  (See "Our Management")(5)             0.00%          0.00%                         0.00%
12b-1 Fees (See "Purchases")(1)(2)      0.25%          1.00%                         1.00%
Other Expenses  (after subsides)
  (See "Our Management")                0.00%          0.00%                         0.00%
Total Operating Expenses                0.25%          1.00%                         1.00%


While each class of shares of the Alpha Series is expected to operate with the direct total operating expenses shown above ("each Alpha class expense ratio"), shareholders in the Alpha Series bear indirectly the Class Y share expenses of the Underlying Funds in which the Alpha Series invests exclusively. The following chart provides the expense ratio for each of the Underlying Funds invested in by the Alpha Series, as well as the percentage of the Alpha Series' net assets proposed to be initially invested in each Underlying Fund:

                                 Underlying Funds'   Percentage of Alpha Series'
                                  Expense Ratios      Net Assets

Lord Abbett Developing Growth         .88%                30%
Lord Abbett Research Fund
  (Small-Cap Series)                 1.15%                30%
Lord Abbett Securities Trust
  (International Series)             1.10%                40%
                 100%

Based on these figures, the average weighted Class Y share expense ratio for the Underlying Funds in which Alpha Series invests is 1.05% (the "underlying expense ratio"). This figure is only an approximation of the Alpha Series' underlying expense ratio, since the assets of the Alpha Series invested in each of the Underlying Funds change daily.

Example: Using the underlying expense ratio combined with each Alpha class expense ratio, the following example illustrates the expenses that you would incur if you assume Alpha Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses assuming redemption on the last day of each period indicated.

Alpha Series    1 year  3 years    Example: You would pay  1 year  3 years
Class A shares  $70     $97        the expenses in the     $70     $97
Class B shares  $71     $95        two right columns on    $21     $65
Class C shares  $31     $65        the same investment,    $21     $65
                                   assuming no redemption:

(1) Although the Alpha Series does not, with respect to the Class B and Class C shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under each Rule 12b-1 plan applicable to the Class B and Class C shares of the Alpha Series (both of which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to certain net asset value Class A share purchases which permits the Alpha Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The 12b-1 fees for the Class A shares are based on estimated fees for the current fiscal year.

(2) Sales "load" is referred to as sales "charge," "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(3) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

(4) For Class A, B and C shares, the annual operating expenses shown in the summary have been estimated and include reductions due to subsidization of the Series' expenses by the Underlying Funds.

(5) The Alpha Series is obligated to pay Lord, Abbett & Co. ("Lord Abbett") a management fee of .50 of 1% for the allocation of the Series' assets among the Underlying Funds. However, Lord Abbett anticipates waiving this fee for the current fiscal year of the Series.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Series.

2 INVESTMENT OBJECTIVE

Our investment objective is to seek long-term capital appreciation. In pursuit of this objective, the Series over time will have volatility approximating the unmanaged Salomon Extended Market Index. For example, this index since inception (January 1, 1990) has had a volatility with respect to its historical annualized return through December 31, 1997 within a range of 3% to 21%. Also, in pursuit of this objective, the Series over time will seek to approximate the foreign and domestic investment balance of this index (if not its exact holdings) within the confines of the Series' cash flow and desire to avoid excessive capital gains distributions. Past performance and volatility of the index are no indication of future results for the index or the Series. There can be no assurance that the Series will achieve either this level of performance or volatility or balance or its objective.

3 HOW WE INVEST

THE ALPHA SERIES INVESTS IN A DIVERSIFIED PORTFOLIO OF UNDERLYING FUNDS. The Alpha Series will invest all of its assets in underlying mutual funds which are members of the Lord Abbett Family of Funds. Currently, the Alpha Series invests in three Lord Abbett Funds which invest primarily in small-capitalized equity securities. The following table shows how the Alpha Series' assets are initially divided among the three Underlying Funds:

INVESTMENT          INITIAL             UNDERLYING FUNDS
CATEGORY            PERCENTAGE OF
                    ALPHA SERIES'
                    NET ASSETS

Small-Cap           30%                 Lord Abbett Developing
Equity Growth                           Growth Fund

Small-Cap           30%                 Lord Abbett Research
Equity Value                            Fund - Small-Cap Series

Small-Cap           40%                 Lord Abbett Securities
Equity International                    Trust - International
                                        Series

As investments for the Alpha Series' portfolio, the Fund's Trustees have chosen Lord Abbett Developing Growth Fund, Inc.; Lord Abbett Research Fund, Inc. - Small-Cap Series; and Lord Abbett Securities Trust - International Series. The selection of the Underlying Funds in which the Alpha Series portfolio will invest, as well as the maximum and minimum amounts of the Alpha Series' assets which can be invested in each Underlying Fund are determined from time to time by the Fund's "management" (i.e., the officers of the Fund on a day-to-day basis under the overall supervision of the Fund's Trustees based on the investment advice of Lord, Abbett & Co. - "Lord Abbett").

From time to time the Alpha Series' investments in the Underlying Funds may be limited by certain factors and, therefore, the Alpha Series' offering of its shares to the public may be limited. The Board of Trustees or Directors/Trustees of any of the Underlying Funds may impose limits on additional investments in a particular Underlying Fund. For example, restrictions on additional investments in Lord Abbett Research Fund -- Small-Cap Series imposed by its Board of Directors could close the Alpha Series' investment in the Small-Cap Series and, therefore, limit Alpha Series' offering of shares to the public. Currently, the Small-Cap Series is open to the Alpha Series' investment.

IMPLEMENTATION OF POLICIES. The Underlying Funds in which the Series may invest, as well as certain other investment practices of the Series are described below. Investors desiring more information about an Underlying Fund described below should call 1-800-874-3733 for the Lord Abbett fund's prospectus.

THE ALPHA SERIES INVESTS IN THREE SMALL-CAP STOCK FUNDS. Underlying Funds, consisting of Lord Abbett Developing Growth Fund, International Series of Lord Abbett Securities Trust, and Small-Cap Series of Lord Abbett Research Fund are long-term capital appreciation mutual funds. All three funds seek to achieve their objectives by investing primarily in companies which are small-sized based on the value of such companies' outstanding stock.

DEVELOPING GROWTH FUND. The investment objective of the Lord Abbett Developing Growth Fund is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter. In pursuing Developing Growth Fund's objective it invests primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase.

The developing growth phase, as perceived by Lord Abbett, usually is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. Lord Abbett Developing Growth Fund focuses on companies which it believes are strongly positioned in this phase. Of course, the actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated.

INTERNATIONAL SERIES. The investment objective of the International Series of Lord Abbett Securities Trust is long-term capital appreciation. The production of any current income is incidental to this objective, and the International Series also may invest in securities which do not produce any income. The International Series normally invests primarily in equity securities of non-U.S. issuers.

Portfolio investments for the International Series will be made in equity securities of companies domiciled in developed countries, but investments also may be made in the securities of companies domiciled in developing countries. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, at least 80% of the total assets of the International Series will be invested in such equity securities of companies which are domiciled in at least three different countries outside the United States.

Although the International Series intends to invest primarily in equity securities of companies listed on stock exchanges with market capitalization of less than $1 billion, it may also invest in equity securities of such companies traded in over-the-counter markets, as well as large and middle capitalization securities.

SMALL-CAP SERIES. The investment objective of the Small-Cap Series of the Lord Abbett Research Fund is to seek long-term capital appreciation. The Small-Cap Series will seek its objective through investments primarily in equity securities which are believed to be undervalued in the marketplace. In its search for value, the Small-Cap Series seeks companies which are primarily small sized, based on the value of their outstanding stock. These companies are often out of favor or not closely followed by investors and, as a result, may offer substantial appreciation potential over time.

Dividend and investment income is of incidental importance, and the Small-Cap Series may invest in securities which do not produce any income. The Small-Cap Series typically will hold a large, diversified number of securities identified through a quantitative, value-driven investment strategy. Up to 35% of the Small-Cap Series' net assets (at the time of investment) may be invested in securities (of the type described above) that are primarily traded in foreign countries.

SOME POLICIES COMMON TO THE UNDERLYING FUNDS.

Diversification. Each Underlying Fund intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Each Underlying Fund met the diversification rules under Subchapter M for its last fiscal year. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Underlying Fund's total assets be invested in any one issuer and (b) with respect to 50% of each Underlying Fund's total assets, no more than 5% of such Fund's total assets be invested in any one issuer except U.S. Government securities.

Each Underlying Fund, as a "diversified" investment company, under the Investment Company Act of 1940, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" for the fixed-income portion of an Underlying Fund's assets will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a sovereign state's political subdivision are separate from those of the sovereign state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

Illiquid Securities. Each Underlying Fund may invest up to 15% of its net assets in illiquid securities.

POLICIES FOR SOME OF THE UNDERLYING FUNDS: INTERNATIONAL AND SMALL-CAP SERIES.

When-Issued or Delayed Delivery Securities. Each Series may purchase securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term securities. Each Series does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

Repurchase Agreements. Each Series may, on occasion, enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time each Series' money is invested in the security. Each Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, each Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, each Series may incur a loss.

Short-Term Fixed-Income Securities. The Alpha Series and each of its Underlying Funds are authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

Foreign  Currency  Hedging  Techniques.   On  occasion,  the  International  and
Small-Cap Series may utilize various foreign currency hedging techniques described below.

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. Each Series may enter into forward foreign currency contracts in primarily two circumstances. First, when each Series desires to "lock in" the U.S. dollar price of a security.

Second, each Series may enter into a forward contract (or use a cross-currency hedge) to sell the amount of foreign currency approximating the value of some or all of each Series' portfolio securities denominated in such foreign currency which it expects to decline against the dollar.

Each Series also may transact in currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets to protect a foreign currency against a decline against the U.S. dollar. A put option gives each Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

A currency call option written by each Series gives the purchaser, upon payment of a premium, the right to purchase from each Series a currency at the exercise price until the expiration of the option. Each Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

Each Series' custodian will segregate cash or permitted securities belonging to each Series with respect to its assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by each Series. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of each Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

CHANGE OF INVESTMENT OBJECTIVES AND POLICIES. Neither the Alpha Series nor an Underlying Fund will change its investment objective without shareholder approval. If the Alpha Series or an Underlying Fund determines that its objective can best be achieved by a change in investment policy or strategy, it may make such change without shareholder approval by disclosing it in its prospectus.

PORTFOLIO TURNOVER. The Alpha Series' turnover rate is not expected to exceed 20% annually. A portfolio turnover rate of 100% would occur if all of the Alpha Series' investments were sold within a year. The Fund's Officers will purchase or sell securities: (i) to accommodate purchases and sales of Alpha Series' shares; (ii) on those occasions when they deem that market conditions warrant a change in the percentage of the Alpha Series' assets invested in each Underlying Fund; and (iii) to maintain or modify the allocation of the Alpha Series' assets among the Underlying Funds in which the Series invests within the percentage limits set by Fund management from time to time.

RISK REDUCTION. In an effort to reduce risk, among other things, each Underlying Fund is diversified with respect to its investments under both the Internal Revenue Code and the Investment Company Act of 1940. Further, each Underlying Fund represents a different method of small-cap investing as the following describes. Small-Cap Series uses a value method (generally seeks to focus on seasoned, small companies whose stocks represent bargains. These companies also may have characteristics which are overlooked or not fully recognized, such as strong market position, financial strength, high employee ownership, and/or a culture of flexibility and innovation). International Series uses a method which seeks to focus its portfolio on leading companies that represent the best investment potential on an international basis. Fuji Investment Management Co. (Europe), Ltd., an affiliate of Fuji Bank, Ltd. (one of the world's largest and most respected banks) provides international expertise in market analysis and company research as part of International Series' investment process. Developing Growth Fund uses a growth method which generally seeks to focus on small companies with above-average, long-term growth rates with strong management and a proven commitment to growth. Developing Growth Fund looks for other characteristics that will help a company's growth, such as unique products or services or new markets or patents, copyrights and/or special licensing which are overlooked by others. Finally, Alpha Series' assets are allocated according to maximum and minimum amounts which can be invested in each Underlying Fund as determined from time to time by Fund management. Collectively, these three Underlying Funds are invested in approximately 200 to 300 or more companies at any particular time across the spectrum of investment methods and diversification requirements and Alpha Series' own asset allocation process among these three funds from time to time.

Regardless of these efforts to reduce risk, investors in Alpha Series should consider the following market risks.

MARKET RISKS. Small-Capitalized Stocks. As a mutual fund investing its assets primarily in common stocks of small-capitalized companies, the Alpha Series is subject to stock market risk - i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

The small capitalized companies in which the Underlying Funds primarily invest may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances, the securities of smaller companies are traded over the counter and may not be traded in the volume typical of a national securities exchange.

Foreign Securities. A portion of the small-capitalized stock in which the Underlying Funds invest trades in foreign countries ranging from up to 10% (Developing Growth) through up to 35% (Small-Cap Series) to at least 80% (International Series).

Securities markets of foreign countries in which the Underlying Funds may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect the Underlying Funds' ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders, currency fluctuations and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, foreign securities held by the Underlying Funds may be traded on days that the Underlying Funds do not value their portfolio securities, such as Saturdays and customary business holidays and, accordingly, the Underlying Funds' (and thus the Alpha Series') net asset values may be significantly affected on days when shareholders do not have access to the Alpha Series.

4 PURCHASES

ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. The Alpha Series offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" defined under "Class A Share Net Asset Value Purchases" below). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Series a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately .25 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described under "General" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described under "General" below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Series a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described under "General" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your investment professional. The Series' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your investment professional with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Series. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to shares you redeem after holding them for one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more appropriate than Class C shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C shares. If you are investing $500,000 or more, Class A shares may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Series' rights of accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

You should discuss your purchase order for a specific class of shares with your investment professional.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC with respect to Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Series shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Series and Class C shareholders.

GENERAL

HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to the Alpha Series of the Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic ($250 initial and $50 subsequent minimum), Div-Move ($50 minimum) and Individual Retirement Accounts ($250 minimum). For Retirement Plans there is no minimum investment required. See "Shareholder Services." For information regarding the proper form of a purchase or redemption order, call the Series at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order.

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Series prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Series' portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

BUYING CLASS A SHARES. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows.

                         Sales Charge as a        Dealer's
                         Percentage of:           Concession
                                                  as a           To Compute
                                        Net       Percentage     Offering
                         Offering       Amount    of Offering    Price, Divide
Size of Investment       Price          Invested  Price          NAV by

Less than $50,000        5.75%          6.10%     5.00%          .9425
$50,000 to $99,999       4.75%          4.99%     4.00%          .9525
$100,000 to $249,999     3.75%          3.90%     3.25%          .9625
$250,000 to $499,999     2.75%          2.83%     2.25%          .9725
$500,000 to $999,999     2.00%          2.04%     1.75%          .9800
$1,000,000 or more              No Sales Charge   1.00%+        1.0000

+Authorized institutions receive concessions on purchases made by a Retirement Plan, pursuant to a special retirement wrap program or by another qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.


CLASS A SHARE VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Series that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Series with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Series and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of Lord Abbett Research Fund not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in any shares of the Series or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A SHARE NET ASSET VALUE PURCHASES. Our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF,
(c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap-fee programs"), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund, (f) through Retirement Plans with at least 100 eligible employees, and (g) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under a Class A 12b-1 plan and the fact that the program relates to participant-directed Retirement Plans.

There are no minimum initial or subsequent investment requirements for the above-mentioned mutual fund wrap-fee programs.

CLASS A RULE 12B-1 PLAN. We have adopted a Class A share Rule 12b-1 plan (the "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Series and (b) to sell Class A shares of the Series. Under the A Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Trustees, the Board, including a majority of the outside trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling").

Under the A Plan, the Board has approved payments by the Series to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; (ii) through Retirement Plans with at least 100 eligible employees or (iii) constituting new sales pursuant to a "special retirement wrap program" and excluding exchanges into the Series under such a program. In addition, the Board has approved for those authorized institutions which qualify a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Fund's net assets, (ii) be held for a substantial length of time and/or (iii) have a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions."

Under the A Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay to the Series on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for: (i) redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions and (ii) participant-directed redemptions which continue as program investments in another fund participating in a "special retirement wrap program.") If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series' Class A shares by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.

Anniversary
of the Day on            Contingent Deferred
Which the Purchase       Sales Charge on
Order Was Accepted       Redemptions
                         (As % of Amount
On        Before         Subject to Charge)
          1st            5.0%
1st       2nd            4.0%
2nd       3rd            3.0%
3rd       4th            3.0%
4th       5th            2.0%
5th       6th            1.0%
on or after the          None
6th anniversary


In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

WAIVER OF CLASS B SALES CHARGES. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.

The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below, (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with the death of an individual shareholder (natural person), and (iv) in connection with mandatory distributions under 403(b) plans and individual retirement accounts. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

CLASS B RULE 12B-1 PLAN. The Series has adopted a Class B share Rule 12b-1 Plan (the "B Plan") under which the Series periodically pays Lord Abbett Distributor
(i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than eight years.

Lord Abbett Distributor uses the service fee to compensate authorized institutions (except as to certain accounts for which tracking data is not available) for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the A Plan, described above.

Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.

Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Series of part or all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett

Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments concerning Class B shares.

The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Series is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Trustees or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor does not intend to make a profit under  the B  Plan,  the  B  Plan  is  considered  a  compensation  plan  (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

AUTOMATIC CONVERSION OF CLASS B SHARES. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the B Plan. The conversion is based on the relative net asset values of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or a tax ruling described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Series to reimburse it, in whole or in part, for the service and distribution fee payments made by the Series at the time such shares were sold, as described below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Series' Class C shares. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C RULE 12B-1 PLAN. The Series has adopted a Class C share Rule 12b-1 Plan (the "C Plan") under which (except as to certain accounts for which tracking data is not available) the Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance.

5 SHAREHOLDER SERVICES

We offer the following shareholder services:
Telephone Exchange Privilege: Shares of any class may be exchanged without a service charge: (a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) LAEF, LASF and LARF and (ii) certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

You or your representative with proper identification can instruct the Series to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Series will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Series in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Series reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Series can revoke the privilege for all shareholders
upon  60  days'  prior  written   notice.   A  prospectus  for  the  other  Lord
Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

Systematic Withdrawal Plan ("SWP"): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.
Therefore, please contact the Series for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

Div-Move: You can invest the dividends paid on your account ($50 minimum investment) into an existing account within the same class in any Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of any other fund before investing.

Invest-A-Matic: You can make fixed, periodic investments ($250 minimum initial and $50 subsequent minimum investment) into the Series and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

Retirement Plans: Lord Abbett makes available the retirement plan documents, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs and Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans.

Householding: Generally, shareholders with the same last name and address will receive a single copy of an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

All correspondence should be directed to the Alpha Series of Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

6 OUR MANAGEMENT

We employ Lord Abbett as investment manager for the Alpha Series pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett is obligated to provide the Series with investment management services (such as the selection of the Underlying Funds in which the Alpha Series will invest, as well as maximum and minimum amount of the Alpha Series' assets which can be invested in each Underlying Fund) and executive and other personnel, pay the remuneration of our officers and of our trustees affiliated with Lord Abbett, provide us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Series' portfolio and certain other costs. Lord Abbett provides investment management services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients.

The Series' investment decisions are made by Robert G. Morris, Lord Abbett Partner and Executive Vice President of the Fund and Portfolio Manager of the Series. Mr. Morris has served as Portfolio Manager since the start of the Series.

Under the Management Agreement, the Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets, at the annual rate of .50 of 1% for allocating the Alpha Series' assets among the Underlying Funds. However, because Lord Abbett expects to waive this fee for the current fiscal year of the Series, the effective fee payable to Lord Abbett by the Series as a percentage of average daily net assets is expected to be at the annual rate of zero percent. In addition, we pay all expenses not expressly assumed by Lord Abbett or the Underlying Funds. The Series' ratio of expenses, including management fee expenses, to average net assets for the one-year period after commencement of operations of the Series is expected to be .25% for Class A shares and 1.00% for Class B and Class C shares.

The Officers and Trustees of the Fund also serve in similar positions in the Underlying Funds. If the interests of the Alpha Series and the Underlying Funds were ever to become divergent, a concern might arise that this could create a potential conflict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to the Alpha Series and the Underlying Funds. The Trustees believe that the Fund policy described as follows will avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Alpha Series could be adverse to the interests of an Underlying Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Funds and other restrictions will be adopted by the Fund's management to minimize this possibility from time to time, and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

7 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

With respect to the Series, dividends from taxable net investment income may be taken in cash or invested in additional shares at net asset value (without a sales charge) and will be paid to shareholders annually in December.

A capital gains distribution is made when the Series has net profits during the year from sales of securities. Any capital gains distributions will be made annually in December. They may be taken in cash or invested in more shares at net asset value without a sales charge.

For tax-deferred retirement accounts (such as Individual Retirement Accounts or other retirement plans sponsored by Lord Abbett), dividends and capital gains distribution from the Series most likely will be reinvested in additional shares.

Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders of the Series in that year if they are paid before February 1 of the following year. A supplemental capital gains distribution also may be paid in December.

The Series intends to meet the requirements of Subchapter M of the Internal Revenue Code. The Series will try to distribute to shareholders all of its net investment income and net realized capital gains, so as to avoid the necessity of paying federal income tax.

If you open an IRA or other tax-deferred retirement account, dividend and capital gains distributions from the Alpha Series will generally be exempt from current taxation. You are advised to consult with a tax professional on the specific rules governing your own tax deferred arrangement. There are varying restrictions imposed by the Internal Revenue Service on eligibility, contributions and withdrawals, depending on the type of tax-deferred account you selected. The rules governing tax-deferred retirement plans are complex, and failure to comply with the IRS's rules and regulations governing your specific type of plan may result in substantial costs to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS.

If you open an account in the Alpha Series outside a tax-deferred retirement account, the following tax rules will generally apply. For the regular investment accounts, dividends paid by the Alpha Series from the net investment income and net short capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders at ordinary income rates.

Any capital gains distribution may be taken in cash or reinvested. Distributions of any net long-term capital gains will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund for between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

8 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Series. The Series will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above, to redeem shares directly, send your request to the Alpha Series of the Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three days. The Series may suspend the right to redeem shares for not more than seven days or longer under unusual circumstances as permitted by Federal law. If you have purchased Series shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Series that the check has cleared. Shares also may be redeemed by the Series at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds at the then applicable net asset value of the shares being purchased, (i) without the payment of a sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the dollar amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

Tax-qualified Plans: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Series prior to, or concurrent with, the redemption request.

9 PERFORMANCE

Total Return. Total return data may, from time to time, be included in advertisements about the Series.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Series at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

This Prospectus does not constitute in offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give any information or to make any representations not contained in this Prospectus, or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel
Debevoise & Plimpton

Printed in the U.S.A.

LAALPH-1-398
(3/98)

LORD ABBETT SECURITIES TRUST
The General Motors Building
767 Fifth Avenue
New York, New York  10153-0203

LORD ABBETT
PROSPECTUS '98

MARCH 1, 1998       APPLICATION INSIDE

LORD ABBETT SECURITIES TRUST

ALPHA SERIES




LORD, ABBETT & CO.
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

LORD ABBETT

Statement of Additional Information                      March 1 , 1998

                                           Lord Abbett Securities Trust

--------------------------------------------------------------------------------



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 8, 1998.

Lord Abbett Securities Trust (referred to as the "Fund") was organized as a Delaware business trust on August 16, 1993. The Fund has five series, but only Alpha Series (the "Series") is described in this Statement of Additional Information. The Series has three classes of shares (A, B and C). The Series is designed to invest in a diversified portfolio of underlying mutual funds, all of which are members of the Lord Abbett Family of Funds. Currently, the Series invests in three of these underlying mutual funds: Lord Abbett Developing Growth Fund, Inc.; Lord Abbett Research Fund, Inc.(Small-Cap Series), and Lord Abbett Securities Trust (International Series) (referred to as the "Lord Abbett Funds"). All Fund shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

                    TABLE OF CONTENTS                                      Page

1.                  Investment Policies.......................................2
2.                  Trustees and Officers.....................................5
3.                  Investment Advisory and Other Services....................8
4.                  Portfolio Transactions....................................8
5.                  Purchases, Redemptions
                    and Shareholder Services.................................10
6.                  Performance..............................................11
7.                  Taxes....................................................12
8.                  Information About the Fund...............................12

                                       1.
                               Investment Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
The Series is subject to the following Investment restrictions which cannot be changed without approval of a majority of the Series' outstanding shares. The Series may not: (1) borrow money, except that (i) the Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' Securities policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and Securities in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, or (ii) 10% of the voting securities of such issuer; except, in either case, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) mortgage-backed securities); and (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the policies described in the Prospectus and the following investment policies which may be changed by the Board of Trustees without shareholder approval. The Series may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Series' total assets would be invested in such securities (this restriction shall not apply to investment companies, mortgaged-backed securities , asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities); (5) hold securities of any issuer (excluding investment companies) if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the series or by one or more partners or members of the Fund's underwriter orinvestment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Series' total assets (included within such limitation, but not to exceed 2% of the Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such series.

Although there is no current intention to do so, the Series may invest in financial futures and options on financial futures.



                                       2.
                              Trustees and Officers

The following trustees are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, age 59, Vice President

         The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road

Stamford, Connecticut

General Partner, Managing Director of Directorship Inc. Formerly Chairman and Chief Executive Officer of Lincoln Foods, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corporation, and prior to that, President and Chief Executive Officer of Stouffer Foods Corp., both subsidiaries of Nestle S.A. (Switzerland). Currently serves as Director of Den West Restaurant Co., J.B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.


The second column of the following table sets forth the compensation accrued by the Alpha Series for the Fund's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds (excluding the Alpha Series which has not commenced accuring outside trustees fees). The fifth column set forth the total compensation payable by such funds to the outside trusteed. No trustees for the Fund associated with Lord Abbett and no officer of the Fund receive any compensation from the Fund for acting as a trustee or officer.


                                 For the Fiscal Year Ended November  30, 1996
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by the         Retirement Proposed    Total Compensation
                                               other series of the    to be Paid by the      Accrued by the other
                                               Fund and               other series of        series of the Fund
                                               Twelve Other           the Fund               and Twelve
                           Compensation        Lord-Abbett            and Twelve             Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
Name of Director           the AlphaSeries1    Funds                  sponsored Funds2       Funds3


E. Thayer Bigelow          None                $11,563                $50,000                $41,700
Stewart S. Dixon           None                $22,283                $50,000                $42,000
John C. Jansing            None                $28,242                $50,000                $42,960
C. Alan MacDonald          None                $29,942                $50,000                $42,750
Hansel B. Millican, Jr.    None                $24,499                $50,000                $43,000
Thomas J. Neff             None                $15,990                $50,000                $42,000

1. Outside trustees fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. The Alpha Series has not commenced paying such fees. When the Series starts to pay such fees, a portion of the fees payable by the Alpha Series to its outside trustees will be deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The amounts of the aggregate compensation payable by the other series of the Fund as of November 30, 1996, deemed invested in Fund shares, including dividends
                                       4

reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $27,143; Mr. Dixon, $101,138; Mr. Jansing, $125,269; Mr.
MacDonald, $80,318; Mr. Millican, $126,245 and Mr. Neff, $125,238.

2. Each Lord Abbett-sponsored fund (excluding the Alpha Series) has a retirement plan providing that outside trustees may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside trustees to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (to be renamed the equity-based plans). The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds (excluding the Alpha Series) during the fiscal year ended November 30, 1996 with respect to the retirement plans. These accruals were based on the retirement plans as in effect before the recent amendments and on the fees payable to outside trustees of the Fund during the year ended November 30, 1996. Under the recent amendments, the annual retainer was increased to $50,000 and retirement benefits were increased from 80% to 100% of a director's final annual retainer. The amounts stated in column 4 would be payable annually under the retirement plans as recently amended if the directors were to retire at age 72 and the annual retainers payable by the funds were the same as they are today.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds, excluding the Alpha Series, during the year ended December 31, 1995.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees; Robert G. Morris, age 53, Executive Vice President; Paul A. Hilstad, age 55 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.), Vice President and Secretary; Stephen I. Allen, age 44; Zane E. Brown, age 46; Daniel E. Carper, age 45; Daria Foster, age 43; Lawrence H. Kaplan, age 40 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. - 1995 - 1997; prior thereto Senior Vice President and Associate General Counsel of Kidder, Peabody & Co. Incorporated); Thomas F. Konop, age 55; Robert Noelke, age 40; E. Wayne Nordberg, age 59; A. Edward Oberhaus, age 37, Keith F. O'Connor, age 42, John J. Walsh, age 61, Vice Presidents; and Donna M. McManus, age 36, Treasurer.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Series outstanding and entitled to vote at the meeting.

As of November 30, 1997, our trustees and officers, as a group, owned less than 1% of our outstanding shares


                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Ten of the twelve general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert
G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are W. Thomas Hudson and Michael McLaughlin. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, the Series is obligated to pay Lord Abbett a fee of .50% of 1% which Lord Abbett has waived for the current. fiscal year.

Although not obligated to do so, Lord Abbett may assume expenses of the Series.

The Series pays all of its expenses not expressly assumed by Lord Abbett, or the Lord Abbett Funds including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent public accountants of the Series and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Series including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY") 40 Wall Street, New York, New York, is the Series custodian.

                                       4.
                             Portfolio Transactions

The policy of the underlying Lord Abbett Funds (in which the Series invests) is to obtain best execution on all our portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Lord Abbett Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, they may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker- dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the International Series, the selection is made by the Sub-Adviser (i.e. Fuji Investment Management Co. (Europe), Ltd.). The Sub-Advisor is responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In cases of securities traded in the foreign and domestic over-the counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in a Lord Abbett Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, the Lord Abbett Funds pay a commission rate that they believe is appropriate to give maximum assurance that their brokers will provide them, on a continuing basis, the highest level of brokerage services available. While they do not always seek the lowest possible commission on particular trades, they pay a commission rate that they believe is appropriate to give maximum assurance that their brokers will provide them, on a continuing basis, the highest level of brokerage services available. While the Lord Abbett Funds do not always seek in the lowest possible commissions on particular trades, they believe that their commission rates are in line with the rates that many other institutions pay. The Lord Abbett Funds' traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Lord Abbett Funds and the other accounts they manage. Such services include showing the Lord Abbett Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of the Lord Abbett Funds' brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Lord Abbett Funds and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Lord Abbett Funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Lord Abbett Funds; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Lord Abbett Funds have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett Funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett Funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett Fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett Fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett Fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett Fund does.

The Lord Abbett Funds will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for their benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Securities in the Series' portfolios are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund's Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Information concerning how the Series values its Shares for the purchase and redemption of its Shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, the Series calculates its net asset value and is otherwise open for business on each day that the New York Stock Exchange
("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays --

New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class A shares will be determined in the same manner as for the Class B and C shares (net assets divided by shares outstanding). The Series' Class A shares will be sold with a front-end sales charge of 5.75%.

The maximum offering prices of the Series' Class A shares on February 25, 1998 was computed as follows:


                                                                       Alpha
Net asset value per share (net assets                                  Series
  divided by shares outstanding) ........................................$

Maximum offering price per
  share (net asset value divided by .9425 in both cases) ................$

The offering price of Class C shares of the Alpha Series on December 15, 1997 was computed as follows:

  Net asset value per share (net assets divided by
    shares outstanding)         ......................... ..........     $

The Fund on behalf of the Series has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Series, and to make reasonable efforts to sell the Series shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS A, B AND C RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of the Series pursuant to Rule 12b-1 of the Act for each class of shares available in the Series: the "A Plan", the "B Plan" and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses all amounts received under the A and C Plans for the Series for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Series.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

CLASS A SHARES.  As  stated  in the  Prospectus,  a CDSC of 1% is  imposed  with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:



Anniversary of the Day on                       Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted           on Redemptions (As % of Amount
                                                Subject to Charge)

Before the 1st........................................................5.0%
On the 1st, before the 2nd............................................4.0%
On the 2nd, before the 3rd............................................3.0%
On the 3rd, before the 4th............................................3.0%
On the 4th, before the 5th............................................2.0%
On the 5th, before the 6th ...........................................1.0%
On or after the 6th anniversary........................................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Series on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Series' Class C shares.

GENERAL. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Series (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Series' being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Series' in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").


STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Series to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investments in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares. Rights of Accumulation are not applicable to Class Y shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett- sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered Securities advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds and (f) through Retirement Plans with at least 100 eligible employees.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 60 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in each Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Series and/or any other Eligible Fund is described in the Prospectus with respect to Class A, B and C shares. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. Each Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Series computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge(as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initialinvestment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that theinvestment is redeemed at the end of the period.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Series or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Series will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                           Information About the Fund

Shareholder Liability. Delaware law provides that Fund shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Fund and requires that a disclaimer be given in each contract entered into or executed by the Fund. The Declaration provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under The Fund's Declaration of Trust, the trustees may, without shareholder vote, cause the Fund to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Fund to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Fund's registration statement. In addition, the trustees may, without shareholder vote, cause the Fund to be incorporated under Delaware law.

Derivative actions on behalf of the Fund may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Fund.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett- sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent trustees of the Trust to the extent contemplated by the recommendations of such Advisory Group.


                                       9.
                              Financial Statements


The financial statements for fiscal year ended November 30, 1996 and the fiscal half year ended May 31, 1997 and the report of Deloitte & Touche LLP, independent public accountants, on such annual financial statements contained in the 1996 Annual Report to Shareholders of the Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


                                       15